PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report for Federated ARMs Fund. The report covers the six-month period ended February 28, 1998, and includes an investment review by the portfolio manager, a complete list of holdings, and the financial statements for the fund's two classes of shares: Institutional Shares and Institutional Service Shares.

Federated ARMs Fund offers the potential for monthly income at a level beyond what is available through money market securities. In addition, its portfolio of adjustable rate and floating rate mortgage securities helps investors keep pace with fluctuating interest rates. The prompt payment of principal and interest on these securities is guaranteed by the U.S. government. Of course, fund shares are not guaranteed.

Over the six-month period, the fund's Institutional Shares paid dividends totaling $0.29 per share and achieved a total return of 2.62%. The Institutional Service Shares paid dividends totaling $0.28 per share and produced a total return of 2.49%. On February 28, 1998, net assets in the fund totaled $580.4 million.*

Thank you for your participation in Federated ARMs Fund. We welcome your questions and comments.

Sincerely,

[Graphic]

Glen R. Johnson
President
April 15, 1998

* Performance quoted represents past performance. Unlike money market funds, which strive to maintain a stable $1.00 share price, investment return and principal value of the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              INVESTMENT REVIEW

Federated ARMs Fund provides shareholders with a professionally-managed portfolio of U.S. government adjustable rate securities. The fund is managed for a short effective duration of 0.5 to 1.0 years, and is invested primarily in adjustable rate mortgage-backed securities. Current investment strategy emphasizes a diversified range of adjustable rate mortgage securities with coupons averaging 7.61% and a weighted average effective duration of 0.55 years.

Activity in the U.S. bond market during the semi-annual period was dominated by events in the Far East. The net result of the East Asian meltdown was a positive for investors in the U.S. bond market. The flight to quality resulted in the longer end of the yield curve rallying to 5.69% in mid-January, lower than the 5.78% level reached in October 1993. The economic numbers continue to point to an economy experiencing a strong labor market and low inflation. The unemployment rate continues to decline, reaching 4.6%, the lowest level in 27 years. In spite of the record job creation, inflation remains contained. On a year-over-year basis, the consumer price index (CPI) has increased by 1.4%, the smallest increase in 30 years. Given these events, the Federal Reserve Board has moved from a bias toward increasing short-term interest rates to a neutral policy directive until further economic information is forthcoming regarding the Far East situation on the U.S. economy.

The rally in the Treasury market has re-ignited mortgage investors concerns over increased prepayment activity. During the semi-annual reporting period, the 10-year Treasury rallied 70 basis points, and the spread between 1- and 10-year Treasuries flattened by 55 basis points. This combination provides the perfect environment for refinancing activity. For an adjustable rate mortgage (ARM) borrower, this is the best opportunity to refinance to a fixed rate mortgage. The next several months may be potentially fragile for ARM investors as prepayment dollars are returned at a rapid pace. One positive potential technical for adjustable rate investors was the announcement by the FHA that they have reached their limit to guarantee GNMA ARMs for fiscal year 1998. While it is not clear what the impact on the secondary GNMA ARM market will be, the potential exists for other sectors of the adjustable rate market to benefit. The conventional ARM sector should be the major beneficiary due to limited origination of ARM product given the FHA situation, flatness of the yield curve, and investors desire for short duration assets.

Certain sectors of the adjustable rate market have performed reasonably well during this volatile period. The fund's emphasis on seasoned ARMs in the conventional and GNMA sectors proved to be beneficial. For example, over the course of the reporting period, the fund increased exposure to the seasoned GNMA ARM sector. Like their conventional counterparts, seasoned GNMA ARMs have substantially lower prepayment risk relative to newer originated adjustable rate mortgage securities.

As of February 28, 1998, the fund recorded net assets of $580.4 million with an average 30-day yield as calculated under SEC guidelines of 6.04%* for Institutional Shares and 5.78%* for Institutional Service Shares, based upon a net asset value of $9.70. The fund's net total rate of return for the semi-annual period ending February 28, 1998, was 2.62%* for the Institutional Shares and 2.49%* for the Institutional Service Shares compared to 2.79% for the Merrill Lynch 1-Year Treasury Index,** 3.43% for the Merrill Lynch 2-Year Treasury Index,** and 3.40% for the Lipper ARM Fund Average.*** The fund is rated AAAf+ for credit quality by Standard & Poor's, and Aaa+ by Moody's, and will continue to strive to provide monthly cash flow and daily liquidity while seeking competitive yields.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than the original cost.

** Merrill Lynch 1-Year Treasury Index is comprised of the most recently issued 1-Year Treasury notes. Merrill Lynch 2-Year Treasury Index is comprised of the most recently issued 2-year Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indexes are unmanaged. Investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

+ An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Bond funds rated Aaa by Moody's are judged to be of an investment quality similar to Aaa-rated fixed-income obligations, that is, they are judged to be of the best quality. These ratings do not remove market risks and are subject to change.

                          PORTFOLIO OF INVESTMENTS
                            FEDERATED ARMS FUND

                        FEBRUARY 28, 1998 (UNAUDITED)

      PRINCIPAL
        AMOUNT                                                                           VALUE
 U.S. GOVERNMENT INSTRUMENTALITIES--94.8%
 FEDERAL HOME LOAN MORTGAGE CORP. PC ARM--33.7%
 $         188,884,178 7.636% - 7.850%, 2/1/2019 - 7/1/2030                          $  196,039,086
 FEDERAL HOME LOAN MORTGAGE CORP. REMIC--7.8%
             9,500,000 6.250%, 6/15/2008, FHR 1544E                                       9,535,055
             6,075,000 5.750%, 10/15/2016, FHR 1584E                                      6,057,443
            29,600,000 5.600%, 8/15/2017, FHR 1608E                                      29,438,088
                           TOTAL                                                         45,030,586
 FEDERAL NATIONAL MORTGAGE ASSOCIATION ARM--14.4%
            81,383,029 6.201% - 8.298%, 8/1/2018 - 5/1/2036                              83,342,617
 FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC--3.9%
            11,606,000 5.750%, 7/25/2005, FNR 93-209E                                    11,554,701
            11,138,000 5.650%, 5/25/2017, FNR 93-206E                                    11,067,496
                           TOTAL                                                         22,622,197
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.8%
                15,321 12.000%, 3/1/2013                                                     17,739
             2,469,754 11.500%, 8/1/2014 - 11/1/2015                                      2,817,050
             3,884,270 11.000%, 12/1/2015                                                 4,276,348
             5,610,353 9.500%, 7/1/2016                                                   6,094,414
             3,021,470 8.500%, 4/1/2018                                                   3,181,034
                          TOTAL                                                          16,386,585
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM--19.4%
             9,657,537 7.375%, 6/20/2021 - 5/20/2022                                      9,907,700
            85,325,638 7.000%, 3/20/2016 - 9/20/2024                                     87,481,377
            15,078,408 6.000%, 10/20/2027                                                15,231,303
                           TOTAL                                                        112,620,380
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--12.8%
             3,046,050 12.000%, 9/15/2013 - 1/15/2014                                     3,556,286
            24,228,987 11.500%, 10/15/2010 - 4/15/2020                                   27,888,402
            14,602,463 11.000%, 12/15/2009 - 7/15/2020                                   16,567,066
            23,848,872 9.500%, 12/15/2021                                                26,084,701
                           TOTAL                                                         74,096,455
                           TOTAL U.S. GOVERNMENT INSTRUMENTALITIES (IDENTIFIED COST     550,137,906
                           $546,744,791)

FEDERATED ARMS FUND

      PRINCIPAL
        AMOUNT                                                                           VALUE

 U.S. TREASURY NOTES--1.7%
 $          10,000,000 5.625%, 10/31/1999 (identified cost $10,053,125)              $   10,008,400
 (A)REPURCHASE AGREEMENT--2.7%
            15,755,000 BT Securities Corp., 5.640%, dated 2/27/1998, due 3/2/1998        15,755,000
                       (AT AMORTIZED COST)
                            TOTAL INVESTMENTS (IDENTIFIED COST                        $ 575,901,306
                            $572,552,916)(B)

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $572,552,916. The net unrealized appreciation of investments on a federal tax basis amounts to $3,348,390 which is comprised of $4,006,182 appreciation and $657,792 depreciation at February 28, 1998.

Note: The categories of investments are shown as a percentage of net assets ($580,405,998) at February 28, 1998.

The following acronyms are used throughout this portfolio:

ARM --Adjustable Rate Mortgage
PC --Participation Certification
REMIC --Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF ASSETS AND LIABILITIES

                            FEDERATED ARMS FUND

                       FEBRUARY 28, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                  $  575,901,306
 $572,552,916)
 Income receivable                                                                        7,358,607
 Receivable for shares sold                                                                  81,738
   Total assets                                                                         583,341,651
 LIABILITIES:
 Income distribution payable                                            $ 2,838,356
 Accrued expenses                                                            97,297
   Total liabilities                                                                      2,935,653
 NET ASSETS for 59,856,702 shares outstanding                                        $  580,405,998
 NET ASSETS CONSIST OF:
 Paid in capital                                                                     $  657,116,349
 Net unrealized appreciation of investments                                               3,348,390
 Accumulated net realized loss on investments                                          (80,066,435)
 Undistributed net investment income                                                          7,694
   Total net assets                                                                  $  580,405,998
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $459,009,641 / 47,337,233 shares outstanding                                                 $9.70
 INSTITUTIONAL SERVICE SHARES:
 $121,396,357 / 12,519,469 shares outstanding                                                 $9.70

(See Notes which are an integral part of the Financial Statements)

                           STATEMENT OF OPERATIONS

                            FEDERATED ARMS FUND

               SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Interest                                                                             $  19,001,731
 EXPENSES:
 Investment advisory fee                                               $   1,725,118
 Administrative personnel and services fee                                   216,934
 Custodian fees                                                               36,515
 Transfer and dividend disbursing agent fees and                              32,203
 expenses
 Directors'/Trustees' fees                                                     8,507
 Auditing fees                                                                 8,688
 Legal fees                                                                    2,896
 Portfolio accounting fees                                                    64,980
 Distribution services fee--Institutional Service                            128,496
 Shares
 Shareholder services fee--Institutional Shares                              590,314
 Shareholder services fee--Institutional Service Shares                      128,496
 Share registration costs                                                     13,575
 Printing and postage                                                         12,308
 Insurance premiums                                                            4,163
 Taxes                                                                         8,507
 Miscellaneous                                                                 4,163
   Total expenses                                                          2,985,863
 Waivers --
   Waiver of investment advisory fee                     $ (544,690)
   Waiver of distribution services fee--Institutional      (126,954)
   Service Shares
   Waiver of shareholder services fee--Institutional       (590,314)
   Shares
   Waiver of shareholder services fee--Institutional         (1,542)
   Service Shares
     Total waivers                                                        (1,263,500)
       Net expenses                                                                       1,722,363
         Net investment income                                                           17,279,368
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                           935,013
 Net change in unrealized appreciation of investments                                    (3,579,661)
   Net realized and unrealized loss on investments                                       (2,644,648)
     Change in net assets resulting from operations                                   $  14,634,720

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF CHANGES IN NET ASSETS

                             FEDERATED ARMS FUND

                                                                    SIX MONTHS
                                                                       ENDED
                                                                    (UNAUDITED)      YEAR ENDED
                                                                    FEBRUARY 28,     AUGUST 31,
                                                                        1998             1998
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                              $  17,279,368   $    39,745,870
 Net realized gain (loss) on investments ($935,013 and                    935,013         3,454,717
 $3,411,098, net gains, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation/depreciation of                (3,579,661)         3,918,165
 investments
   Change in net assets resulting from operations                      14,634,720        47,118,752
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                               (14,285,479)     (34,210,612)
   Institutional Service Shares                                       (2,982,734)       (5,578,429)
     Change in net assets resulting from distributions to             (17,268,213)     (39,789,041)
     shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          61,760,714        56,479,068
 Net asset value of shares issued to shareholders in payment of         4,080,416         9,827,175
 distributions declared
 Cost of shares redeemed                                              (68,343,836)    (250,943,388)
   Change in net assets resulting from share transactions             (2,502,706)     (184,637,145)
     Change in net assets                                             (5,136,199)     (177,307,434)
 NET ASSETS:
 Beginning of period                                                  585,542,197       762,849,631
 End of period (including undistributed net investment income of    $ 580,405,998   $   585,542,197
 $7,694 and $0, respectively)

(See Notes which are an integral part of the Financial Statements)

                 FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS
                                             ENDED
                                          (UNAUDITED)
                                           FEBRUARY 28,                       YEAR ENDED AUGUST 31,
                                               1998        1997       1996        1995          1994          1993
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.74      $ 9.64       $9.65      $ 9.63        $ 9.98        $10.01
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.29        0.59        0.58        0.56          0.45          0.50
Net realized and unrealized gain (loss)
 on investments                                 (0.04)       0.10       (0.01)       0.02         (0.35)        (0.03)
Total from investment operations                 0.25        0.69        0.57        0.58          0.10          0.47
LESS DISTRIBUTIONS
Distributions from net investment income        (0.29)      (0.59)      (0.58)      (0.56)        (0.45)        (0.50)
NET ASSET VALUE, END OF PERIOD                 $ 9.70      $ 9.74      $ 9.64      $ 9.65        $ 9.63        $ 9.98
TOTAL RETURN(A)                                  2.62%       7.31%       6.02%       6.21%         0.99%         4.82%
RATIOS TO AVERAGE NET ASSETS
Expenses                                         0.55%*      0.55%       0.55%       0.55%         0.55%         0.51%
Net investment income                            6.06%*      6.03%       5.94%       5.74%         4.51%         4.97%
Expense waiver/reimbursement(b)                  0.44%*      0.44%       0.44%       0.43%         0.14%         0.21%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)      $459,010    $498,220    $653,313    $856,500    $1,238,813    $2,669,888
Portfolio turnover                                 30%         84%        134%        124%           65%           36%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

             FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS
                                                ENDED
                                             (UNAUDITED)
                                             FEBRUARY 28,          YEAR ENDED AUGUST 31,
                                                 1998      1997    1996     1995     1994    1993
 NET ASSET VALUE, BEGINNING OF PERIOD              $ 9.74    $ 9.64      $ 9.65      $ 9.63      $ 9.98     $10.01
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.28      0.56        0.55        0.54        0.42       0.48
   Net realized and unrealized gain (loss)          (0.04)     0.10       (0.01)       0.02       (0.35)     (0.03)
 on investments
   Total from investment operations                  0.24      0.66        0.54        0.56        0.07       0.45
 LESS DISTRIBUTIONS
   Distributions from net investment income         (0.28)    (0.56)      (0.55)      (0.54)      (0.42)     (0.48)
 NET ASSET VALUE, END OF PERIOD                    $ 9.70    $ 9.74      $ 9.64      $ 9.65      $ 9.63     $ 9.98
 TOTAL RETURN(A)                                     2.49%     7.05%       5.75%       5.94%       0.74%      4.56%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                         0.80%*     0.80%       0.80%       0.80%       0.80%      0.76%
   Net investment income                            5.81%*     5.78%       5.69%       5.44%       4.26%      4.72%
   Expense waiver/reimbursement(b)                  0.44%*     0.44%       0.44%       0.43%       0.23%      0.21%
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)      $121,396    $87,322    $109,536    $135,689    $255,891   $499,418
   Portfolio turnover                                 30%        84%        134%        124%         65%        36%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                        NOTES TO FINANCIAL STATEMENTS

                            FEDERATED ARMS FUND

                        FEBRUARY 28, 1998 (UNAUDITED)

ORGANIZATION

Federated ARMs Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide current income consistent with minimal volatility of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities and agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/ dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal tax purposes.

At August 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $80,994,383, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR    EXPIRATION AMOUNT
           2002       $15,124,033
           2003        57,180,753
           2004         8,689,597

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                                    FEBRUARY 28, 1998               AUGUST 31, 1997
INSTITUTIONAL SHARES                                            SHARES           AMOUNT           SHARES            AMOUNT
Shares sold                                                   1,081,260     $   10,529,383        4,079,073     $    39,681,438
Shares issued to shareholders in payment of
  distributions declared                                        289,694          2,821,092          841,597           8,186,144
Shares redeemed                                              (5,178,901)       (50,447,625)     (21,517,755)       (209,231,332)
Net change resulting from Institutional Share
  transactions                                               (3,807,947)    $  (37,097,150)     (16,597,085)    $  (161,363,750)
                                                                     SIX MONTHS ENDED                    YEAR ENDED
                                                                    FEBRUARY 28, 1998                 AUGUST 31, 1997
INSTITUTIONAL SERVICE SHARES                                   SHARES            AMOUNT           SHARES             AMOUNT
Shares sold                                                   5,260,984     $     51,231,331      1,728,054     $    16,797,630
Shares issued to shareholders in payment of
  distributions declared                                        129,366            1,259,324        168,679           1,641,031
Shares redeemed                                              (1,835,053)         (17,896,211)    (4,290,564)        (41,712,056)
Net change resulting from Institutional Service
Share transactions                                            3,555,297     $     34,594,444     (2,393,831)    $   (23,273,395)
Net change resulting from share transactions                   (252,650)    $     (2,502,706)   (18,990,916)    $  (184,637,145)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1998, were as follows:

 PURCHASES      $174,069,326
 SALES          $186,178,065

                                  TRUSTEES

                               John F. Donahue

                              Thomas G. Bigley

                             John T. Conroy, Jr.

                          Nicholas P. Constantakis

                             William J. Copeland

                                James E. Dowd

                           Lawrence D. Ellis, M.D.

                           Edward L. Flaherty, Jr.

                               Peter E. Madden

                             John E. Murray, Jr.

                              Wesley W. Posvar

                              Marjorie P. Smuts

                                  OFFICERS

                               John F. Donahue

                                  Chairman

                               Glen R. Johnson

                                  President

                           J. Christopher Donahue

                          Executive Vice President

                             Edward C. Gonzales

                          Executive Vice President

                              John W. McGonigle

             Executive Vice President, Treasurer, and Secretary

                              Richard B. Fisher

                               Vice President

                           Nicholas J. Seitanakis

                             Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                    NOTES

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Federated Investors

Federated ARMs Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS FEBRUARY 28, 1998

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Federated Securities Corp., Distributor
Federated Investors Tower
101 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314082108
Cusip 314082207
8040404 (4/98)

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